[Logo] M F S(R)
INVESTMENT MANAGEMENT
75 YEARS                                                      ANNUAL REPORT
WE INVENTED THE MUTUAL FUND(R)                                DECEMBER 31, 1998

[graphic omitted]

                                 A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

                                 MFS(R) BOND SERIES

MFS(R) BOND SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)


TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional Trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           SHAREHOLDER SERVICE CENTER
Real Estate Consultant                              MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
Geoffrey L. Kurinsky*
                                                    For additional information,
CHAIRMAN AND PRESIDENT                              contact your financial adviser.
Jeffrey L. Shames*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser


--------------------------------------------------------------------------------------------------
NOT FDIC INSURED                          MAY LOSE VALUE                         NO BANK GUARANTEE
--------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners:
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide.

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation meant that if you wanted to sell your investment in any MFS mutual fund, you would have the security of knowing that you could do so immediately by exchanging into another MFS fund. Or, if you needed your money for other purposes, it could quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.


Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners:
For the year ended December 31, 1998, the Series provided a total return of 6.79% (including the reinvestment of any distributions). This compares to a 9.49% return for the Lehman Brothers Government/Corporate Bond Index (the Lehman Index), an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and investment-grade debt obligations of domestic corporations.

The past year's volatility has helped create some good values in the bond markets. Yield spreads in the high-yield and high-grade markets are as high as they've been since the last recession in 1990-91. Among industries, we continue to focus on the media and entertainment sector, which has benefited from consolidations over the past few years. Companies are using increased revenue streams from these acquisitions to retire the debt they took on during the asset-accumulation phase. As a result, their credit quality continues to improve. We think credits that have risen from the top of the below-investment-grade range, that is, "BB" as rated by Standard & Poor's Corp., to "BBB," the lowest rung of investment-grade status, should continue their ascent. Holdings in the Series include Telecommunications, Inc., Time Warner, News America Holdings, Continental Cablevision, and Qwest Communications, a recent addition. Also, we continue to have about 15% of assets in the utility sector, to which we've added Calenergy. The company recently acquired MidAmerica Energy Holdings, and we think the combined entity has an investment-grade profile. This puts it into the category of crossover bonds, that is, bonds that don't have investment-grade ratings yet but that we expect to be upgraded in the next 12 to 18 months. Buying crossover bonds is a core strategy of the portfolio.

The duration of the Series continues to be longer than its normal 5.8 to 5.9 years. At the end of the year, the duration was about 10% longer, at 6.6 years. This reflects our general view that the Federal Reserve Board's easing of monetary policy should cause long-term rates to move a little lower. A longer duration could help the portfolio achieve a higher total return when interest rates fall.

Looking ahead, we believe the fixed-income markets are going to continue to be volatile for a few months. The corporate market is going to have tremendous supply. With interest rates as low as they are, companies can issue bonds at 6%, a level that has not been seen since the 1960s. Also, the markets are trying to figure out whether the economy is going to weaken and, if it does, how bad it will be. We don't know the answer yet because the effects of the Asian slowdown haven't worked their way through the whole economy. More information will be available in the first quarter of 1999, but as long as people are comfortable with the idea that we're not going into a recession and that any slowdown is not as bad as they feared, then the spread markets (that is, the markets with higher yield spreads over U.S. Treasuries) will start to improve. So we think it's a time to be selective in adding corporate securities.

Respectfully,

/s/ Geoffrey L. Kurinsky
    Geoffrey L. Kurinsky
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky is a Senior Vice President and a member of the Fixed Income Management Group of MFS Investment Management(R). He is portfolio manager of MFS(R) Bond Fund, MFS(R) Institutional Core Fixed Income Fund, and MFS(R) Bond Series (part of MFS(R) Variable Insurance Trust(SM)). He also manages the U.S. high-grade fixed-income portions of MFS(R) Total Return Fund and MFS(R) Global Asset Allocation Fund and the Total Return Series offered through MFS(R)/Sun Life annuity products.

He joined the MFS Fixed Income Department in 1987 and was named Vice President in 1989 and Senior Vice President in 1993.

Mr. Kurinsky is a graduate of the University of Massachusetts and earned an M.B.A. degree in finance from Boston University.

OBJECTIVE AND POLICIES

The Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

Commencement of investment operations: October 24, 1995

Size:  $12.1 million net assets as of December 31, 1998



This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Series in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through December 31, 1998)

                      Lehman Brothers  Consumer
             MFS        Government/     Price
             Bond        Corporate      Index
            Series      Bond Index      - U.S.
-----------------------------------------------
11/95      $10,000       $10,000       $10,000
12/95       10,300        10,310         9,980
12/96       10,520        10,610        10,320
12/97       11,580        11,650        10,500
12/98       12,369        12,755        10,683

AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1998

                                                                               1 Year      3 Years      10 Years/Life
---------------------------------------------------------------------------------------------------------------------
MFS Bond Series*                                                               +6.79%       +6.29%             +6.90%
---------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government/Corporate Bond Index**                              +9.49%       +7.34%             +7.99%
---------------------------------------------------------------------------------------------------------------------
Consumer Price Index**+                                                        +1.80%       +2.30%             +2.11%
---------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31,
   1998.
** Source: CDA/Wiesenberger. "Life" refers to the period from November 1, 1995, through December 31, 1998.
 + The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living
   (inflation).

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.


Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

PORTFOLIO OF INVESTMENTS - December 31, 1998

Bonds - 99.1%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 94.5%
  Aerospace - 0.4%
    BE Aerospace, Inc., 8s, 2008                                        $    40           $    39,200
    Northrup Grumman Corp., 9.375s, 2024                                      5                 5,708
                                                                                          -----------
                                                                                          $    44,908
-----------------------------------------------------------------------------------------------------
  Airlines - 0.7%
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2017                                                      $     5           $     4,921
    Continental Airlines, Inc., 9.5s, 2001                                   35                36,807
    Jet Equipment Trust, 8.64s, 2012##                                        5                 5,144
    Jet Equipment Trust, 9.41s, 2010##                                        5                 6,044
    Northwest Airlines, Inc., 7.625s, 2005                                   20                18,959
    Northwest Airlines, Inc., 8.7s, 2007                                      8                 7,884
    United Airlines Pass-Through Trust, 7.27s, 2013!                          5                 4,895
                                                                                          -----------
                                                                                          $    84,654
-----------------------------------------------------------------------------------------------------
  Apparel and Textiles - 5.9%
    Dillards, Inc., 7.13s, 2018                                         $    20           $    20,456
    Hilfiger (Tommy) USA, Inc., 6.5s, 2003                                   15                14,784
    Hilfiger (Tommy) USA, Inc., 6.85s, 2008                                  11                10,594
    Jones Apparel, 6.25s, 2001##                                             28                27,865
    Saks Inc., 8.25s, 2008                                                  105               111,969
    Saks, Inc., 7.25s, 2004                                                 200               200,916
    Saks, Inc., 7.5s, 2010                                                  345               332,131
                                                                                          -----------
                                                                                          $   718,715
-----------------------------------------------------------------------------------------------------
  Automotive - 0.2%
    Federal Mogul Corp., 7.5s, 2004                                     $    20           $    20,193
    Federal Mogul Corp., 7.75s, 2006                                          5                 5,077
                                                                                          -----------
                                                                                          $    25,270
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 6.4%
    Advanta Corp., 6.925s, 2002                                         $     5           $     4,345
    Bayerische Landesbank NY, 5.875s, 2008                                   47                47,506
    Capital One Financial Corp., 7.25s, 2003                                 10                 9,857
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                          250               234,648
    Marlin Water Capital Trust, 7.09s, 2001##                               235               234,765
    MBNA Capital, 8.278s, 2026                                               35                35,909
    Newcourt Credit Group Inc., 7.125s, 2003##                              145               143,646
    Riggs Capital II, 8.875s, 2027                                           10                10,646
    Riggs National Corp., 8.5s, 2006                                          5                 5,204
    Washington Mutual Capital I, 8.375s, 2027                                50                54,841
                                                                                          -----------
                                                                                          $   781,367
-----------------------------------------------------------------------------------------------------
  Beverages - 1.4%
    Seagram (Joseph) & Sons, Inc., 7.5s, 2018                           $   145           $   145,588
    Seagram (Joseph) & Sons, Inc., 9s, 2021                                  20                22,899
                                                                                          -----------
                                                                                          $   168,487
-----------------------------------------------------------------------------------------------------
  Building - 3.0%
    Building Materials Corp., 8s, 2008##                                $   340           $   341,275
    Nortek, Inc., 9.25s, 2007                                                20                20,700
                                                                                          -----------
                                                                                          $   361,975
-----------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Solutia, Inc., 7.375s, 2027                                         $    25           $    24,508
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Kindercare Learning Centers, Inc., 9.5s, 2009                       $    25           $    24,875
    Protection One Alarm Monit Inc., 7.375s, 2005##                          50                50,293
                                                                                          -----------
                                                                                          $    75,168
-----------------------------------------------------------------------------------------------------
  Containers - 1.8%
    Owens Illinois Inc., 7.35s, 2008                                    $    55           $    56,111
    Owens Illinois Inc., 7.5s, 2010                                         155               157,948
                                                                                          -----------
                                                                                          $   214,059
-----------------------------------------------------------------------------------------------------
  Corporate Asset Backed - 6.7%
    Amresco Residential Securities Mortgage Loan, 5.94s, 2015           $    61           $    60,981
    Contimortgage Home Equity Loan Trust, 6.19s, 2014                       125               125,664
    The Money Store Home Equity Trust, 6.87s, 2039                          400               405,366
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                      220               223,544
                                                                                          -----------
                                                                                          $   815,555
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.7%
    Hearst Argyle Television, Inc., 7.5s, 2027                          $    15           $    15,651
    Time Warner, Inc., 6.625s, 2029                                         160               166,400
    Time Warner, Inc., 7.57s, 2024                                           25                28,296
    Time Warner, Inc., 9.15s, 2023                                           38                50,203
    Viacom Inc., 6.75s, 2003                                                185               190,337
                                                                                          -----------
                                                                                          $   450,887
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 7.2%
    Associates Corp., 5.75s, 2003                                       $   400           $   403,300
    Capital One Bank, 6.7s, 2008                                             10                 9,670
    Contifinancial Corp., 7.5s, 2002                                         63                45,302
    Donaldson Lufkin & Jenrette, 6.5s, 2008                                   5                 5,141
    First Empire Capital Trust I, 8.234s, 2027                                5                 5,527
    Goldman Sachs Group LP, 5.9s, 2003                                      160               161,801
    Goldman Sachs Group LP, 6.2s, 2001                                       60                60,911
    GS Escrow Corp., 6.75s, 2001##                                          110               107,423
    GS Escrow Corp., 7.125s, 2005##                                          75                73,899
                                                                                          -----------
                                                                                          $   872,974
-----------------------------------------------------------------------------------------------------
  Food Products - 0.1%
    Nabisco, Inc., 6.375s, 2035                                         $    10           $     9,682
-----------------------------------------------------------------------------------------------------
  Forest and Paper Products - 3.5%
    Georgia Pacific Corp., 7.25s, 2028                                  $    14           $    14,104
    Georgia Pacific Corp., 9.5s, 2022                                        50                56,352
    Georgia Pacific Corp., 9.95s, 2002                                      305               340,179
    U.S. Timberlands, 9.625s, 2007                                           10                10,125
                                                                                          -----------
                                                                                          $   420,760
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 6.2%
    GNMA, 7s, 2028                                                      $   270           $   275,742
    GNMA, 7.5s, 2025 - 2027                                                 438               451,912
    GNMA, 8s, 2024 - 2025                                                    26                27,049
                                                                                          -----------
                                                                                          $   754,703
-----------------------------------------------------------------------------------------------------
  Industrial - 0.1%
    Natexis Ambs Co. LLC, 8.44s, 2049##                                 $    15           $    13,800
-----------------------------------------------------------------------------------------------------
  Insurance - 0.9%
    Atlantic Mutual Insurance Co., 8.15s, 2028                          $    35           $    35,221
    Conseco, Inc., 6.4s, 2001                                                25                24,084
    Fairfax Financial Holdings Ltd., 7.375s, 2018                            14                13,555
    NGC Corp. Capital Trust I, 8.316s, 2027                                  25                25,336
    Safeco Capital Trust I, 8.072s, 2037                                     10                11,143
                                                                                          -----------
                                                                                          $   109,339
-----------------------------------------------------------------------------------------------------
  Media - 0.9%
    Chancellor Media Corp., 8.75s, 2007                                 $    10           $    10,250
    Frontiervision Operating Partnership LP, 11s, 2006                       20                22,125
    News America Holdings, Inc., 8s, 2016                                    15                16,523
    News America Holdings, Inc., 8.875s, 2023                                25                30,304
    News America Holdings, Inc., 9.5s, 2024                                  15                19,315
    Outdoor Systems, Inc., 8.875s, 2007                                      10                10,675
                                                                                          -----------
                                                                                          $   109,192
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.2%
    Bausch & Lomb, Inc., 6.5s, 2005                                     $    15           $    14,589
    Bausch & Lomb, Inc., 7.125s, 2028                                        15                14,011
                                                                                          -----------
                                                                                          $    28,600
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.0%
    Columbia/HCA Healthcare Corp., 6.875s, 2001                         $     4           $     3,970
    Columbia/HCA Healthcare Corp., 7.69s, 2025                               16                14,500
    Tenet Healthcare Corp., 7.625s, 2008##                                    5                 5,075
    Tenet Healthcare Corp., 8s, 2005                                        100               101,500
                                                                                          -----------
                                                                                          $   125,045
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                     $    25           $    25,125
-----------------------------------------------------------------------------------------------------
  Oil Services - 1.2%
    KCS Energy, Inc., 8.875s, 2008                                      $     5           $     3,500
    McDermott, Inc., 9.375s, 2002                                           135               140,469
    Ultramar Diamond Shamrock Corp., 7.2s, 2017                               5                 4,978
                                                                                          -----------
                                                                                          $   148,947
-----------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Husky Oil Ltd., 8.9s, 2028                                          $    50           $    51,619
    Lasmo USA, Inc., 6.75s, 2007                                             15                15,099
    Petroleum Geo-Services, 6.25s, 2003##                                   140               137,690
    Petroleum Geo-Services, 7.125s, 2028                                     25                23,360
    Seagull Energy Corp., 7.5s, 2027                                         12                10,748
    Sun Co., Inc., 9s, 2024                                                 101               112,632
                                                                                          -----------
                                                                                          $   351,148
-----------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    Union Pacific Corp., 6.34s, 2003                                    $    45           $    45,243
-----------------------------------------------------------------------------------------------------
  Supermarkets - 3.3%
    Safeway, Inc., 5.875s, 2001                                         $   400           $   401,504
-----------------------------------------------------------------------------------------------------
  Telecommunications - 6.1%
    Century Communications Corp., 0s, 2008                              $   200           $   102,500
    Comcast Cable Communications I, 6.2s, 2008                              320               324,000
    Continental Cablevision, Inc., 11s, 2007                                 55                59,075
    MCI Worldcom, Inc., 7.55s, 2004                                          10                10,905
    Qwest Communications International, Inc., 7.5s, 2008##                   35                36,356
    TCI Communications Financing III, 9.65s, 2027                            30                37,045
    TCI Communications, Inc., 7.125s, 2028                                   25                27,244
    TCI Communications, Inc., 8s, 2005                                        8                 9,006
    Tele-Communications, Inc., 7.875s, 2013                                 115               134,731
    Turner Broadcasting Systems, Inc., 8.375s, 2013                           2                 2,391
    WorldCom, Inc., 8.875s, 2006                                              5                 5,465
                                                                                          -----------
                                                                                          $   748,718
-----------------------------------------------------------------------------------------------------
  Transportation - 0.3%
    Federal Express Corp., 7.65s, 2014                                  $    39           $    41,017
-----------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 2.2%
    Federal National Mortgage Association, 4.75s, 2003                  $    50           $    49,359
    Federal National Mortgage Association, 6s, 2013                         223               223,308
                                                                                          -----------
                                                                                          $   272,667
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 18.9%
    U.S. Treasury Bonds, 5.25s, 2028                                    $   108           $   110,565
    U.S. Treasury Bonds, 6.125s, 2027                                       861               963,778
    U.S. Treasury Bonds, 6.375s, 2027                                       540               620,660
    U.S. Treasury Notes, 4.75s, 2008                                         20                20,156
    U.S. Treasury Notes, 5.5s, 2003                                         150               154,430
    U.S. Treasury Notes, 5.875s, 2005                                        95               101,338
    U.S. Treasury Notes, 6.5s, 2005                                         171               189,270
    U.S. Treasury Notes, 6.625s, 2002                                        80                84,562
    U.S. Treasury Notes, 7.875s, 2004                                        50                57,930
                                                                                          -----------
                                                                                          $ 2,302,689
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 6.0%
    Beaver Valley Funding Corp., 9s, 2017                               $    50           $    57,691
    BVPS II Funding Corp., 8.89s, 2017                                       75                88,912
    CalEnergy Co., Inc., 7.23s, 2005                                         25                25,465
    CalEnergy Co., Inc., 7.52s, 2008                                         35                36,637
    Cleveland Electric Illuminating Co., 7.88s, 2017                         20                20,670
    Commonwealth Edison Co., 6.95s, 2018                                     15                15,540
    Connecticut Light & Power Co., 7.875s, 2024                              10                10,374
    Connecticut Light & Power Co., 8.59s, 2003                              100               103,750
    GG1B Funding Corp., 7.43s, 2011                                          58                60,249
    Midland Cogeneration Venture Corp., 10.33s, 2002                         10                10,826
    Niagara Mohawk Power Corp., 7.75s, 2006                                  20                21,960
    Niagara Mohawk Power Corp., 8.5s, 2023                                   10                10,654
    Niagara Mohawk Power Corp., 8.75s, 2022                                  20                21,810
    Northeast Utilities, 8.58s, 2006                                         12                12,541
    Salton Sea Funding Corp., 7.84s, 2010                                   145               166,676
    Seabrook Station - Unit 1, 7.83s, 2019                                    9                10,376
    Texas & New Mexico Power Co., 12.5s, 1999                                 5                 5,008
    Texas Utilities Co., 6.375s, 2008                                        15                14,740
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                           35                37,945
                                                                                          -----------
                                                                                          $   731,824
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    Coastal Corp., 7.42s, 2037                                          $    62           $    65,494
    Coastal Corp., 7.75s, 2035                                               35                38,521
    Coastal Corp., 6.5s, 2008                                                 5                 5,125
    Tennessee Gas Pipeline Co., 7s, 2028                                     15                15,305
    Texas Gas Transmission Corp., 7.25s, 2027                               100               102,540
                                                                                          -----------
                                                                                          $   226,985
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $11,505,515
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 4.5%
  Argentina - 0.2%
    Hidroelectrica Alicura, 8.375s, 1999 (Utilities - Electric)##       $    20           $    19,500
-----------------------------------------------------------------------------------------------------
  Bulgaria - 0.4%
    National Republic of Bulgaria, 6.688s, 2024                         $    60           $    42,000
-----------------------------------------------------------------------------------------------------
  Chile - 2.0%
    Empresa Nacional de Electric, 7.325s, 2037
      (Utilities - Electric)                                            $     5           $     4,407
    Empresa Electric Guacolda S.A., 7.6s, 2001
      (Utilities - Electric)##                                              250               238,893
                                                                                          -----------
                                                                                          $   243,300
-----------------------------------------------------------------------------------------------------
  Colombia - 0.2%
    Republic of Columbia, 12.243s, 2005                                 $    31           $    28,365
-----------------------------------------------------------------------------------------------------
  Finland - 0.8%
    UPM Kymmene Corp., 7.45s, 2027 (Forest and Paper Products)##        $   100           $   100,082
-----------------------------------------------------------------------------------------------------
  Greece - 0.9%
    Republic of Greece, 7.74s, 2008                                  GRD 29,000           $   114,903
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   548,150
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $11,958,687)                                          $12,053,665
-----------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                         110,856
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $12,164,521
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

                             GRD = Greek Drachmas

See Notes to Financial Statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,958,687)               $12,053,665
  Receivable for Series shares sold                                       72,198
  Receivable for securities sold                                         103,672
  Interest receivable                                                    151,674
  Deferred organization expenses                                           3,335
  Other assets                                                                25
                                                                     -----------
      Total assets                                                   $12,384,569
                                                                     -----------
Liabilities:
  Notes payable                                                      $   100,562
  Payable for Series shares reacquired                                   116,809
  Net payable for forward foreign currency exchange
    contracts closed or subject to master netting agreements                  11
  Payable to affiliates -
    Management fee                                                           201
    Shareholder servicing agent fee                                           12
  Accrued expenses and other liabilities                                   2,453
                                                                     -----------
      Total liabilities                                              $   220,048
                                                                     -----------
Net assets                                                           $12,164,521
                                                                     ===========
Net assets consist of:
  Paid-in capital                                                    $11,617,677
  Unrealized appreciation on investments and translation of
    assets and liabilities in  foreign currencies                         94,903
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                     29,276
  Accumulated undistributed net investment income                        422,665
                                                                     -----------
      Total                                                          $12,164,521
                                                                     ===========
Shares of beneficial interest outstanding                             1,068,472
                                                                      =========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)             $11.38
                                                                       ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                      $497,714
                                                                       --------
  Expenses -
    Management fee                                                     $ 44,154
    Trustees' compensation                                                1,943
    Shareholder servicing agent fee                                       2,575
    Administrative fee                                                      823
    Printing                                                             22,283
    Auditing fee                                                          8,550
    Custodian fee                                                         4,778
    Amortization or organization expenses                                 2,770
    Legal fee                                                             1,381
    Interest expense                                                        524
    Miscellaneous                                                           975
                                                                       --------
      Total expenses                                                   $ 90,756
    Fees paid indirectly                                                 (1,418)
    Reduction of expenses by investment adviser                         (15,747)
                                                                       --------
      Net expenses                                                     $ 73,591
                                                                       --------
        Net investment income                                          $424,123
                                                                       --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                            $ 29,734
    Foreign currency transactions                                          (882)
                                                                       --------
      Net realized gain on investments and foreign currency
        transactions                                                   $ 28,852
                                                                       --------
  Change in unrealized appreciation (depreciation) - Investments       $ 37,384
    Translation of assets and liabilities in foreign currencies             (75)
                                                                       --------
      Net unrealized appreciation on investments and foreign
        currency translation                                           $ 37,309
                                                                       --------
        Net realized and unrealized gain on investments and
          foreign currency                                             $ 66,161
                                                                       --------
          Increase in net assets from operations                       $490,284
                                                                       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                     1998                  1997
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                              $   424,123            $  138,768
  Net realized gain on investments and foreign currency
    transactions                                                          28,852                71,311
  Net unrealized gain on investments and foreign currency
    translation                                                           37,309                51,317
                                                                     -----------            ----------
    Increase in net assets from operations                           $   490,284            $  261,396
                                                                     -----------            ----------
Distributions declared to shareholders -
  From net investment income                                         $  (139,107)           $     --
  From net realized gain on investments and foreign currency
    transactions                                                         (68,528)                 --
                                                                     -----------            ----------
    Total distributions declared to shareholders                     $  (207,635)           $     --
                                                                     -----------            ----------
  Increase in net assets from Series share transactions              $ 7,878,318            $2,888,957
                                                                     -----------            ----------
      Total increase in net assets                                   $ 8,160,967            $3,150,353
Net assets:
  At beginning of period                                               4,003,554               853,201
                                                                     -----------            ----------
  At end of period (including accumulated undistributed net
    investment income of $422,665 and $138,532, respectively)        $12,164,521            $4,003,554
                                                                     ===========            ==========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                      1998              1997               1996              1995*
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $11.08            $10.06             $10.19             $10.00
                                                           ------            ------             ------             ------
Income from investment operations# -
  Net investment income(S)                                 $ 0.64            $ 0.64             $ 0.58             $ 0.09
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions            0.09              0.38              (0.36)              0.21
                                                           ------            ------             ------             ------
      Total from investment operations                     $ 0.73            $ 1.02             $ 0.22             $ 0.30
                                                           ------            ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                               $(0.29)           $--                $(0.35)            $(0.09)
  From net realized gain on investments and foreign
    currency transactions                                   (0.14)            --                 --                 (0.02)
                                                           ------            ------             ------             ------
      Total distributions declared to shareholders         $(0.43)           $--                $(0.35)            $(0.11)
                                                           ------            ------             ------             ------
Net asset value - end of period                            $11.38            $11.08             $10.06             $10.19
                                                           ======            ======             ======             ======
Total return                                                6.79%            10.14%              2.09%              3.02%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                1.02%             1.01%              1.03%              1.00%+!
  Net investment income                                     5.76%             6.04%              5.84%              4.89%+
Portfolio turnover                                           244%              219%               231%                55%
Net assets at end of period (000 omitted)                 $12,165            $4,004               $853               $228

  * For the period from the commencement of the Series' investment operations, October 24, 1995, through December 31,
    1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series' has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series' with its custodian. The Series' expenses are calculated without reduction for this expense offset arrangement.
(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fee, at not more than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income (loss) per share and ratios would have been:

    Net investment income (loss)#                          $ 0.61            $ 0.37             $(0.26)            $(0.70)
    Ratios (to average net assets):
      Expenses##                                            1.23%             3.58%              9.45%             43.85%+
      Net investment income (loss)                          5.55%             3.46%            (2.61)%           (37.96)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Bond Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is comprised of the following 13 Series:
MFS Bond Series, MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series.

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of December 31, 1998, there were 16 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return.

Distributions to shareholders are recorded on the ex-dividend date. The Series' distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $883 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 1998, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $133,599, including $15,747 incurred in the current year.

Administrator - The Series has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      PURCHASES           SALES
-------------------------------------------------------------------------------
U.S. government securities                          $ 9,070,197      $7,683,174
                                                    -----------      ----------
Investments (non-U.S. government securities)        $16,690,752      $9,399,574
                                                    -----------      ----------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $11,960,907
                                                                    -----------
Gross unrealized appreciation                                       $   204,540
Gross unrealized depreciation                                          (111,782)
                                                                    -----------
    Net unrealized appreciation                                     $    92,758
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Series shares were as follows:

                                          YEAR ENDED DECEMBER 31, 1998     YEAR ENDED DECEMBER 31, 1997
                                          ----------------------------     ----------------------------
                                              SHARES            AMOUNT         SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                  890,572       $ 9,947,215        302,671        $3,167,115
Shares issued to shareholders in
  reinvestment of distributions               19,405           207,633           --                --
Shares reacquired                           (202,741)       (2,276,530)       (26,220)         (278,158)
                                            --------       -----------        -------        ----------
    Net increase                             707,236       $ 7,878,318        276,451        $2,888,957
                                            ========       ===========        =======        ==========

(6) Line of Credit
The Series and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each Series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1998, was $55.

The Fund and other affiliated funds also participate in a $20 million uncommitted, unsecured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Borrowings may be made to temporarily finance the purchase of securities, the redemption of shares, or emergency expenses. During the year ended December 31, 1998, the maximum amount outstanding and the amount outstanding at December 31, 1998, were $214,816 and $100,476, respectively. Interest expense incurred on the borrowings amounted to $524 for the year ended December 31, 1998, at a weighted average interest rate on borrowings of 6.1%.

(7) Financial Instruments
The Series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts
Forward foreign currency purchases and sales under master netting agreements amounted to a net payable of $11 with Merrill Lynch at December 31, 1998.

At December 31, 1998, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Series may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At December 31, 1998, the Series owned the following restricted security (constituting 0.04% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Series does not have the right to demand that this security be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, is valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                                                     PRINCIPAL AMOUNT
DESCRIPTION                                               DATE OF ACQUISITION           (000 OMITTED)           COST          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
United Airlines Pass-Through Trust, 7.27s, 2013                     7/14/1997                      $5         $4,910         $4,895
                                                                                                                             ------

INDEPENDENT AUDITORS' REPORT

To the Trustees of the MFS Variable Insurance Trust and Shareholders of MFS Bond Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the four-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Bond Series at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

FEDERAL TAX INFORMATION

The Series has designated $2,147 as a capital gain dividend.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                  VFB-2 2/99 19M